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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         January 1, 2001
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                              Stockwalk Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Minnesota                       0-22247                 41-1756256
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

   5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota          55416
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            (Address of Principal Executive Offices)               (Zip Code)

                                  763.542.6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

The registrant has announced that on January 1, 2001, it changed its name from Stockwalk.com Group, Inc. to Stockwalk Group, Inc. The announcement respecting this name change is attached hereto as Exhibit 99.1.

                           FORWARD LOOKING STATEMENTS

Information contained herein and in the Exhibit attached hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words "believes," "expects," "anticipates" and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        STOCKWALK.COM GROUP, INC.



Dated:  January 3, 2001                 By: /s/ Philip T. Colton
                                            --------------------------------
                                            Name:  Philip T. Colton
                                            Title: Senior Vice President and
                                                   General Counsel




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                                  EXHIBIT INDEX


99.1    Press Release








                                Exhibit Index-1